UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2006

Millennium India Acquisition Company Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-32931	20-4531310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 East 38th Street, Suite 46C

New York, NY 10016

(Address of Principal Executive Offices, including zip code)

Registrant’s telephone number, including area code: (212) 681-6763

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

Commencing September 21, 2006, holders of our units may separately trade the common stock and warrants included in our units. Our units will continue to trade on the American Stock Exchange under the symbol MQC.U. Our common stock and warrants will trade on the American Stock Exchange under the symbols MQC and MQC.WS, respectively.

Ladenburg Thalmann & Co. Inc., the representative of the underwriters in our initial public offering consummated in July 2006, authorized the separate trading of our units, common stock and warrants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2006

Millennium India Acquisition Company Inc.

By:	/s/ F. Jacob Cherian
F. Jacob Cherian
President and Chief Executive Officer